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                                                                    Exhibit 99.8

                        PINNACLE WEST CAPITAL CORPORATION
                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                                GLOSSARY OF TERMS

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Arizona Job Growth                                   Percentage growth over the prior
                                                     year in total non-farm payroll employment
                                                     for the state of Arizona, non-seasonally
                                                     adjusted.

Building Permits - Metro Phoenix                     The number of residential dwellings permitted to be
                                                     built by authorized agencies in Maricopa County,
                                                     Arizona. Single-family refers to detached buildings
                                                     intended to be occupied by one family each.
                                                     Multi-family permits represent the number of units
                                                     authorized to be built in condominium, townhouse and
                                                     apartment complexes.

Capacity Factor                                      The ratio of the average operating load of an electric
                                                     power generating unit for a period of time to the capacity rating of the unit during that period.

Change in Mark-To-Market Value of Forward Sales      The gross margin related to the change in
                                                     mark-to-market value in the current period of
                                                     transactions which have been entered into during the
                                                     current period or prior periods for which the
                                                     commodities are scheduled for delivery in a future
                                                     period.

Degree-Days -- Cooling                               A measure of temperatures designed to indicate the
                                                     amount of electricity demand for cooling purposes.
                                                     Cooling degree-days are calculated by summing the
                                                     difference between each day's actual average
                                                     temperature and a base temperature of 65(degrees)F for the month. Average temperatures less than the base
                                                     temperature are ignored.

Degree-Days -- Heating                               A measure of temperatures designed to indicate the
                                                     amount of electricity demand for heating purposes.
                                                     Heating degree-days are calculated by summing the
                                                     difference between each day's actual average
                                                     temperature and a base temperature of 65(degrees)F for the month. Average temperatures greater than the base
                                                     temperature are ignored.

Electricity and Other Commodity Sales, Realized      Marketing and trading gross margin related to
                                                     electricity and other commodities that were delivered
                                                     in the then-current period.

Electricity Spot Prices --Palo Verde - Off-Peak      Electricity average daily spot prices at Palo Verde
                                                     substation during off-peak hours. It measures electric
                                                     prices at the producer level and is the result of real
                                                     time prices used for benchmarking, price comparisons,
                                                     and establishing price contracts. Measured in dollars
                                                     per megawatt-hour.
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Electricity Spot Prices -- Palo Verde - On-Peak      Electricity average daily spot prices at Palo Verde
                                                     substation during on-peak hours. It measures electric
                                                     prices at the producer level and is the result of real
                                                     time prices used for benchmarking, price comparisons,
                                                     and establishing price contracts. Measured in dollars
                                                     per megawatt-hour.

Electricity Spot Prices -- SP15 - Off-Peak           Electricity average daily spot prices at SP15,
                                                     a region of California substations, during off-peak
                                                     hours. It measures electric prices at the producer
                                                     level and is the result of real time prices used for
                                                     benchmarking, price comparisons, and establishing price
                                                     contracts. Measured in dollars per megawatt-hour.

Electricity Spot Prices -- SP15 - On-Peak            Electricity average daily spot prices at SP15, a region
                                                     of California substations, during on-peak hours. It
                                                     measures electric prices at the producer level and is
                                                     the result of real time prices used for benchmarking,
                                                     price comparisons, and establishing price contracts.
                                                     Measured in dollars per megawatt-hour.

Generation Capacity Out of Service and               Total capacity required and economic, yet unavailable
Replaced for Native Load                             for retail customers and traditional wholesale
                                                     contracts due to scheduled or unscheduled outages. Measured in megawatts per day.

Generation Production -- Coal                        Amount of net energy produced by coal-fueled generators.
                                                     Measured in gigawatt-hours.

Generation Production -- Gas/Oil/Other               Amount of net energy predominately produced by natural
                                                     gas and oil-fueled generators. A small amount of
                                                     energy from hydroelectric and solar power plants is
                                                     also included. Measured in gigawatt-hours.

Generation Production -- Nuclear                     Amount of net energy produced by nuclear-fueled generators.
                                                     Measured in gigawatt-hours.

Gigawatt-hour (GWH)                                  A unit of energy equivalent to 1,000 megawatt-hours or
                                                     1,000,000 kilowatt-hours.

Marketing and Trading Gross Margin - Pretax          Revenues from marketing and trading activities (other
                                                     than retail sales, traditional wholesale sales and
                                                     retail load hedge management) less the costs of the
                                                     related commodities, with mark-to-market gains or
                                                     losses, before income taxes.

Mark-To-Market                                       Adjustments to revenues or costs to recognize value
                                                     of sales and purchase contracts, for which the
                                                     commodities are scheduled for delivery in a
                                                     future period, at current forward wholesale prices.
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Mark-To-Market Reversals on Realized Sales           The reversal of the gross margin related to
                                                     mark-to-market transactions entered into in prior
                                                     periods for which the commodities were delivered in the
                                                     current period. Realization of prior-period
                                                     mark-to-market relates to cash flow recognition, not
                                                     revenue recognition or earnings recognition, because in
                                                     accordance with mark-to-market accounting, the margin
                                                     was already recorded in the prior period. A negative
                                                     amount shown in this category represents the arithmetic
                                                     opposite of a gain recognized in the period in which
                                                     the commodities were delivered; an equal positive
                                                     amount is reflected in the realized revenue or margin
                                                     for delivered commodities. A positive amount shown in
                                                     this category represents the arithmetic opposite of a
                                                     loss recognized in the period in which the commodities
                                                     were delivered; an equal negative amount is reflected
                                                     in the realized revenue or margin for delivered
                                                     commodities.

Megawatt (MW)                                        One million watts.

Megawatt-hour (MWh)                                  A unit of energy equivalent to 1,000 kilowatt-hours.

Native Load                                          Retail and wholesale sales supplied under traditional
                                                     cost-based rate regulation.

Off-System Sales                                     Sales of electricity from generation owned or contracted
                                                     by the company that is over and above the amount required
                                                     to serve retail customers and traditional wholesale
                                                     contracts.

Purchased Power - Firm Load                          Power purchased from wholesale market sources used to
                                                     serve regulated retail demand and traditional wholesale
                                                     contracts. Measured in gigawatt-hours.

Purchased Power - Marketing and Trading              Power purchased from wholesale market sources used to
                                                     serve marketing and trading sales not served by
                                                     company-owned generation. Measured in gigawatt-hours.

Realized and Mark-to-Market Components               Marketing and trading gross margin, before income
                                                     taxes, for off-system sales and for sales and purchases
                                                     of electricity and other commodities by the company in
                                                     the wholesale market, summarized by the period of
                                                     delivery and whether the margin is realized or
                                                     mark-to-market. Realized margins relate to commodities
                                                     that have been delivered. Mark-to-market margins
                                                     relate to commodities that have delivery dates in
                                                     future periods.

Retail Customer Growth                               Percentage growth over the prior year in the number of
                                                     retail customers.
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Retail Electricity Usage                             Total retail sales for a period divided by the
                                                     average retail customers for the same period.
                                                     Measured in kilowatt-hours per average customer.

Retail Load Hedge Management                         Wholesale sales to liquidate electricity purchases
                                                     originally intended to meet firm load during peak
                                                     times, which purchases were not needed ultimately for
                                                     firm load. These sales are made to other electric
                                                     companies, power marketers, or public entities for the
                                                     purpose of resale. Measured in gigawatt-hours.

Retail Sales                                         Sales of electricity made directly to retail customers or
                                                     ultimate customers. Residential retail sales are sales to
                                                     households. Business retail sales include commercial,
                                                     industrial, irrigation, and streetlighting sales. Measured in gigawatt-hours.

System Peak Demand                                   The demand for electricity during the one hour of
                                                     highest use each month. Measured in megawatts.

Traditional Contracts                                Wholesale sales resulting from unique cost-based, long-term contracts held by the company with various entities for the supply of electricity at agreed-upon prices.

Weather Normalized                                   Adjusted to exclude the effects of abnormal weather patterns.

Wholesale Sales of Electricity                       All wholesale sales of electricity not accounted for in sales under traditional contracts or retail load hedge management.
                                                     These sales are made to other electric companies, power
                                                     marketers, or public entities for the purpose of resale.
                                                     Measured in gigawatt-hours.
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